UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 6, 2018

METROPOLITAN BANK HOLDING CORP.
(Exact name of the registrant as specified in its charter)

New York	001-38282	13-4042724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue
New York, New York	10016
(Address of principal executive offices)	(Zip Code)

(212) 365-6700
(Registrant's telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 6, 2018, Sangeeta Kishore tendered her resignation as Executive Vice President and Chief Financial Officer for Metropolitan Bank Holding Corp. (the "Company") and Metropolitan Commercial Bank (the "Bank") effective immediately. Ms. Kishore's resignation is not the result of any dispute or disagreement with the Company or the Bank or any matter relating to the Company's accounting practices or financial statements. The Company is conducting a search to appoint a replacement Chief Financial Officer.

(c) On March 7, 2018, the Board of Directors of the Company and the Bank designated Gerard Perri as Principal Financial Officer of the Company for SEC reporting purposes.

Mr. Perri, age 62, has been the Company's and the Bank's Executive Vice President and Chief Operating Officer since December 2017, and will retain this position. Before joining the Company, Mr. Perri served as Executive Vice President and Chief Financial Officer of Orange Bank & Trust Company, Middletown, NY from 2012 to 2017.  Mr. Perri also served as Executive Vice President and Chief Financial Officer of Herald National Bank, New York, NY, from 2007 to 2012.  In addition, Mr. Perri served as Executive Vice President and Chief Financial Officer with the Company and the Bank from its founding in 1999 until 2006. Mr. Perri is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Additionally, on March 7, 2018, the Board of Directors of the Company and the Bank designated Daniel Wong, age 57, as Principal Accounting Officer of the Company for SEC reporting purposes. Mr. Wong has served as Vice President and Controller of the Bank since June 2015 and will continue to serve in this position. Mr. Wong previously served as Vice President of Finance for Strategic Funding Source, Inc. from September 2012 until joining the Company. He also held positions with Gotham Bank of New York and Carver Federal Savings Bank. Mr. Wong is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Mr. Perri's and Mr. Wong's designations as Principal Financial Officer and Principal Accounting Officer, respectively, shall only be temporary until a successor for Ms. Kishore is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

METROPOLITAN BANK HOLDING CORP.

Dated: March 9, 2018	By: /s/ Mark R. DeFazio
Mark R. DeFazio
President and Chief Executive Officer